UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                          SCHEDULE 14A

   Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.      )

  Filed by the Registrant [ X ]
  Filed by a Party other than the Registrant [  ]

  Check the appropriate box:

  [ ]  Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [ ]  Definitive Proxy Statement
  [X]  Definitive Additional Materials
  [ ] Soliciting Material Pursuant to sec240.14a-11(c) or sec240.14a-12

     ___________________AYDIN CORPORATION______________________
              (Name of Registrant as  Specified in its Charter)

  _______________________________________________________________
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required.
  [ ]  Fee computer on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11.
       1)  Title of each class securities to which transaction
           applies:
           ___________________________________
       2)  Aggregate number of securities to which transaction
           applies:
          ___________________________________
       3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           ___________________________________
       4)  Proposed maximum aggregate value of transaction:
          ___________________________________
       5)  Total fee paid:
          ___________________________________

  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
          ___________________________________
       2)  Form, Schedule or Registration Statement No.:
          ___________________________________
       3)  Filing Party:
          ___________________________________
       4)  Date Filed:
          ___________________________________

                                [logo]  AYDIN


                       SUPPLEMENT TO PROXY STATEMENT
               DATED MARCH 27, 1997 FOR THE ANNUAL MEETING OF
                     STOCKHOLDERS OF AYDIN CORPORATION
                         TO BE HELD APRIL 25, 1997


                                         April 22, 1997

Dear Stockholder:

     You recently were sent a copy of the proxy statement dated March 27, 1997 of Aydin Corporation for the Company s Annual Meeting of Stockholders to be held on April 25, 1997. The number of proxies that have been returned to the Company to date in connection with the Annual meeting has been below the amount anticipated. The proposals intended to be presented for vote by the Company s stockholders that are described in the Company s proxy materials are important to the Company. Therefore, it is important, if you have not already done so, that you complete, date, sign and promptly return the proxy card previously sent to you as soon as possible.

     Because of the relatively low number of proxies that have been returned to date, the Company has retained Chase Mellon
Shareholder
Services to assist in the solicitation of proxies at a fee, exclusive of expenses, of approximately $6,000.

     If you have any questions, please contact Robert A. Clancy, Secretary of the Company (215) 657-7510.

                                   Sincerely,

                                   /s/ Robert A. Clancy

                                   Robert A. Clancy
                                   Secretary




____________________________________________________________
               700 Dresher Road, Box 349, Horsham, PA 19044 USA
     Tel: (215) 657-7510 - FAX: (215) 657-3830 - Internet:
www.aydin.com